Exhibit 99.4
The following pro-forma financial statements are included in this report:
•	Consolidated Balance Sheet

•	Consolidated Statements of Operations
The following unaudited consolidated pro-forma balance sheet, unaudited pro-forma consolidated statements of operations and explanatory notes give effect to the acquisition of substantially all of the assets of and assumption of substantially all of the liabilities of LED Holdings, LLC (“LED Holdings”) by Lighting Science Group Corporation (“Lighting Science Group”). Since the transaction resulted in LED Holdings owning more than a majority of the issued and outstanding shares of the common stock of Lighting Science Group, the transaction, which is referred to as a “reverse take-over,” has been treated for accounting purposes as an acquisition by LED Holdings of the net assets and liabilities of Lighting Science Group. These unaudited pro-forma consolidated financial statements also give effect to the acquisition by LED Holdings of substantially all of the assets of and assumption of substantially all of the liabilities of LED Effects, Inc (“LED Effects”).
The unaudited pro-forma consolidated balance sheet and unaudited pro-forma consolidated statements of operations and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes and have been prepared utilizing the historical financial statements of Lighting Science Group, LED Holdings and LED Effects, and should be read in conjunction with the historical financial statements of Lighting Science Group, LED Holdings and LED Effects previously filed by us and incorporated herein by reference.
The unaudited pro-forma consolidated statements of operations have been prepared as if the acquisition of the assets and liabilities of Lighting Science Group and the acquisition of the net assets of LED Effects by LED Holdings had been consummated on January 1, 2006 under the purchase method of accounting and were carried through to August 31, 2007. The unaudited pro-forma consolidated balance sheet has been prepared as if the acquisition had been consummated on August 31, 2007.
The information presented in the unaudited pro-forma consolidated financial statements does not purport to represent what the financial position would have been had the acquisitions been completed at the beginning of the fiscal period presented, nor is it indicative of the results of future operations. You should not rely on this information as being indicative of the historical result that would have been achieved had the companies always been combined, or the future result that the combined company will experience.
The pro-forma adjustments are based upon available information and certain assumptions that Lighting Science Group believes is reasonable under the circumstances.

LED Holdings, LLC
Proforma Consolidated Balance Sheet
August 31, 2007
Unaudited

	Lighting Science
	Group	LED Holdings,	Pro-forma		Pro-forma
	Corporation	LLC	Adjustments		Consolidated
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$1,613,141	$10,334,341	$4,571,909	(A)	$16,519,391
Accounts receivable, net of allowance for doubtful accounts	105,567	1,177,109	—		1,282,676
Inventory, net of allowances	1,805,477	1,126,078	—		2,931,555
Prepaid expenses and other current assets	988,976	2,790	—		991,766

Total current assets	4,513,161	12,640,318	4,571,909		21,725,388

PROPERTY AND EQUIPMENT, net	561,708	201,217	—		762,925

OTHER ASSETS
Reorganized value in excess of amounts allocable to identifiable assets	2,793,224	—	(2,793,224	) (B)	—
Prepaid expenses — long term portion	1,269,834	—	—		1,269,834
Intellectual property, net	1,011,443	5,806,138	2,308,558	(B)	9,126,139
Goodwill	154,097	1,620,200	1,896,854	(B)	3,671,151
Other long term assets	—	98,962	—		98,962

Total other assets	5,228,598	7,525,300	1,412,188		14,166,086

TOTAL ASSETS	$10,303,467	$20,366,835	$5,984,097		$36,654,399

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$528,136	$196,118	$—		$724,254
Accrued expenses	2,960,805	99,950	—		3,060,755
Accrued dividend on 6% Convertible Preferred Stock	11,442	—	—		11,442
Line of Credit	—	—	—		—
Note payable — related party — current portion	68,750	—	(68,750	) (C)	—

Total current liabilities	3,569,133	296,068	(68,750)		3,796,451

OTHER LIABILITIES
Note payable — related party — long-term portion	25,000		(25,000	) (C)	—
Liability under derivative contracts	2,420,587		—		2,420,587

Total other liabilities	2,445,587	—	(25,000)		2,420,587

TOTAL LIABILITIES	6,014,720	296,068	(93,750)		6,217,038

6% Convertible Preferred Stock	1,206,554	—	—		1,206,554

Minority interest in subsidiaries	—	90,313	4,494,381	(B)	4,584,694

MEMBERS’ EQUITY

Common stock	111,354	20,592,033	4,554,305	(A)(B)	25,257,692
Additional paid-in-capital	30,606,373	—	(30,606,373	) (B)	—
Retained earnings (deficit)	(27,635,534)	(611,579)	27,635,534	(B)	(611,579)

TOTAL MEMBERS’ EQUITY	3,082,193	19,980,454	1,583,466		24,646,113

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$10,303,467	$20,366,835	$5,984,097		$36,654,399

Notes:

(A)	Adjust cash for additional equity investments by the members of LED Holdings, LLC to fund investment in Lighting Science Group Corporation

(B)	adjustment to reflect the acquisition of the assets of Lighting Science Group Corporation under the purchase method of accounting

(C)	adjust for repayment by Lighting Science Group Corporation of note payable from proceeds of the cash investment by LED Holdings, LLC

LED Holdings, LLC
Proforma Consolidated Statement of Operations
Eight-month period ended 8/31/2007
Unaudited

	Lighting Science
	Group	LED Holdings,		Pro-forma		Pro-forma
	Corporation	LLC	LED Effects, Inc.	Adjustments		Consolidated
	For the period	For the period	For the period			For the period
	January 1, 2007	June 14, 2007	January 1, 2007			January 1, 2007
	through August	through August	through June 13,			through August
	31, 2007	31, 2007	2007			31, 2007
Revenue	$730,463	$1,270,683	$3,675,132	$—		$5,676,278
Cost of goods sold	(560,754)	(1,134,831)	(2,606,445)	—		(4,302,030)

Gross margin	169,709	135,852	1,068,687	—		1,374,248

Operating expenses:
Selling, general and administrative	1,992,283	278,122	226,758	—		2,497,163
Compensation and related expenses	2,147,533	184,651	221,013	—		2,553,197
Professional fees	1,005,503	166,365	117,780	—		1,289,648
Directors fees	162,504	—	—	—		162,504
Depreciation and amortization	261,522	178,124	6,691	721,904	(D)	1,168,241

Total operating expenses	5,569,345	807,262	572,242	721,904		7,670,753

Operating income (loss)	(5,399,636)	(671,410)	496,445	(721,904)		(6,296,505)

Other income (expense)
Interest income	12,806	62,491	1,520	—		76,817
Interest expense	(939,157)	—	(454)	—		(939,611)
Other, net	(491,547)	547	(35,472)	—		(526,472)

Total other income (expense)	(1,417,898)	63,038	(34,406)	—		(1,389,266)

Net income (loss) before dividends on 6% Convertible Preferred Stock and accretion redemption value and minority interest in subsidiary	(6,817,534)	(608,372)	462,039	(721,904)		(7,685,771)

Dividend on 6% Convertible Preferred Stock and accretion of 6% Preferred Stock	743,659	—	—	—		743,659

Net income (loss) attributable to common stock before provision for income taxes and minority interest in income of subsidiary	(6,073,875)	(608,372)	462,039	(721,904)		(6,942,111)

Provision for income tax expense	—	—	172,244	(172,244	) (F)	—

Net income (loss) before minority interest in income of subsidiary	(6,073,875)	(608,372)	289,795	(549,660)		(6,942,111)

Minority interest in income of subsidiary	—	(3,207)	(2,583)	1,909,081	(E)	1,903,291

Net income (loss)	(6,073,875)	(611,579)	287,212	1,359,421		(5,038,821)

Items included in Comprehensive Income	—	—	(82,135)	—		(82,135)

Net Comprehensive Income	$(6,073,875)	$(611,579)	$205,077	$1,359,421		$(5,120,956)

Notes

(D)	to record estimated amortization of intellectual property assets based on straight-line amortization over ten year period

(E)	to record minority interest in earnings of Lighting Science Group Corporation

(F)	adjustment to record the use of Lighting Science net operating loss carryforwards against taxable income generated by LED Effects, Inc.

LED Holdings, LLC
Proforma Consolidated Statement of Operations
Year ended December 31, 2006
Unaudited

	Lighting Science
	Group		Pro-forma		Pro-forma
	Corporation	LED Effects, Inc.	Adjustments		Consolidated
Revenue	$436,172	$8,858,068	$—		$9,294,240
Cost of goods sold	(350,724)	(6,061,922)	—		(6,412,646)

Gross margin	85,448	2,796,146	—		2,881,594

Operating expenses:
Selling, general and administrative	1,826,802	516,538	—		2,343,340
Compensation and related expenses	2,661,835	428,755	—		3,090,590
Professional fees	724,567	52,201	—		776,768
Directors fees	448,030	—	—		448,030
Depreciation and amortization	507,805	25,969	1,082,856	(D)	1,616,630

Total operating expenses	6,169,039	1,023,463	1,082,856		8,275,358

Operating income (loss)	(6,083,591)	1,772,683	(1,082,856)		(5,393,764)

Other income (expense)
Interest income	15,834	3,102	—		18,936
Interest expense	(550,839)	(3,386)	—		(554,225)
Other, net	(3,134,427)	(883)	—		(3,135,310)

Total other income (expense)	(3,669,432)	(1,167)	—		(3,670,599)

Net income (loss) before dividends on 6% Convertible Preferred Stock and accretion redemption value and minority interest in subsidiary	(9,753,023)	1,771,516	(1,082,856)		(9,064,363)

Dividend on 6% Convertible Preferred Stock and accretion of 6% Preferred Stock	(1,649,513)	—	—		(1,649,513)

Net income (loss) attributable to common stock before provision for income taxes and minority interest in income of subsidiary	(11,402,536)	1,771,516	(1,082,856)		(10,713,876)

Provision for income tax expense	—	666,665	(666,665	) (F)	—

Net income (loss) before minority interest in income of subsidiary	(11,402,536)	1,104,851	(416,191)		(10,713,876)

Minority interest in income of subsidiary	—	(84,523)	2,946,316	(E)	2,861,793

Net income (loss)	(11,402,536)	1,020,328	2,530,125		(7,852,083)

Items included in Comprehensive Income	—	(8,977)	—		(8,977)

Net Comprehensive Income	$(11,402,536)	$1,011,351	$2,530,125		$(7,861,060)

(D)	to record estimated amortization of intellectual property assets based on straight-line amortization over ten year period

(E)	to record minority interest in earnings of Lighting Science Group Corporation

(F)	adjustment to record the use of Lighting Science net operating loss carryforwards against taxable income generated by LED Effects, Inc.